UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 12, 1998



                                  HOWTEK, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                       1-9341                 02-0377419
 (State or other jurisdiction          (Commission           (I.R.S. Employer
 of incorporation or organization)     File Number)          Identification No.)


21 Park Avenue, Hudson, New Hampshire                                   03051
(Address of principal executive offices)                              (Zip Code)

                                 (603) 882-5200
              (Registrant's telephone number, including area code)

                                 Not Applicable
              (Former name, former address and former fiscal year,
                         if changed since last report)

Item 5. Other Events

     During April and May of 1998, Howtek, Inc. (the "Company") borrowed, (i) $200,000 from Mr. Robert Howard, the Company's Chairman of the board of the Company, and (ii) $100,000 from Dr. Lawrence Howard, the son of Mr. Robert Howard, pursuant to Secured Demand Notes and Security Agreements.

     In May, 1998, the Company consummated an agreement with the Chairman of the Board of the Company to convert Company indebtedness of $400,000, owed to the Chairman, into 400,000 shares of restricted Common Stock, par value $.01 per share (the "Common Stock").

     In May, 1998, the Company consummated an agreement with the son of the Chairman of the Board of the Company to convert Company indebtedness of $300,000 into 300,000 shares of restricted Common Stock.

     In May, 1998, the Company consummated a private offering of 1,000,000 shares of Common Stock for gross proceeds of $1,000,000.

     The unaudited pro forma balance sheet as of March 31, 1998 presented below in this Item 5 illustrates the effects of the foregoing transactions on the Company's balance sheet for the period presented, as if the foregoing transactions had taken place on March 31, 1998.

     The unaudited pro forma financial statement is presented for illustrative purposes only, is not necessarily indicative of the results that would have occurred or of future results, and should be read in conjunction with the Company's financial statements.

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


                                  HOWTEK, INC.
                                 Balance Sheets
                                 March 31, 1998

                                                                            Historical              Pro Forma            Pro Forma
                                                                            Statements          Adjustments(I)(II)      As Adjusted
                                                                           ------------        -------------------     ------------
                       Assets                                              (unaudited)
Current assets:
  Cash and equivalents                                                     $    228,043          $  1,300,000          $  1,528,043
  Accounts receivable:
    Trade-net of allowance for doubtful accounts
     of $79,272 in 1998 and $70,000 in 1997                                     963,769                                     963,769
  Inventory                                                                   3,448,009                                   3,448,009
  Prepaid and other                                                             188,051                                     188,051
                                                                           ------------          ------------          ------------
      Total current assets                                                    4,827,872             1,300,000             6,127,872
                                                                           ------------          ------------          ------------
Property and equipment:
  Equipment                                                                   2,297,519                                   2,297,519
  Motor vehicles                                                                  6,050                                       6,050
                                                                           ------------          ------------          ------------
                                                                              2,303,569                     0             2,303,569
  Less accumulated depreciation and amortization                              1,361,521                                   1,361,521
                                                                           ------------          ------------          ------------
      Net property and equipment                                                942,048                     0               942,048
                                                                           ------------          ------------          ------------
Other assets:
  Software development costs, net                                               590,394                                     590,394
  Debt issuance costs, net                                                       72,950                                      72,950
  Patents, net                                                                   24,952                                      24,952
                                                                           ------------          ------------          ------------
      Total other assets                                                        688,296                     0               688,296
                                                                           ------------          ------------          ------------
       Total assets                                                        $  6,458,216          $  1,300,000          $  7,758,216
                                                                           ============          ============          ============

        Liabilities and Stockholders' Equity

Current liabilities:
  Accounts payable                                                         $  1,198,748          $                     $  1,198,748
  Accrued interest                                                               68,342                                      68,342
  Accrued expenses                                                              313,236                                     313,236
                                                                           ------------          ------------          ------------
      Total current liabilities                                               1,580,326                     0             1,580,326

Loan payable to principal stockholders                                          400,000               300,000               700,000
Repayment of loan payable to principal stockholders                                --                (700,000)             (700,000)
Convertible subordinated debentures                                           2,181,000                                   2,181,000
                                                                           ------------          ------------          ------------
      Total liabilities                                                       4,161,326              (400,000)            3,761,326
                                                                           ============          ============          ============
Commitments and contingencies

Stockholders' equity:
  Common stock, $ .01 par value:  authorized
    25,000,000 shares; issued 9,128,082 in 1998
    and 9,128,082 shares in 1997; outstanding
    9,060,206 in 1998 and 9,060,206 shares in 1997                               91,281                17,000               108,281
  Additional paid-in capital                                                 45,665,122             1,683,000            47,348,122
  Accumulated deficit                                                       (42,509,249)                                (42,509,249)
  Treasury stock at cost (67,876 shares)                                       (950,264)                                   (950,264)
                                                                           ------------          ------------          ------------
      Stockholders' equity                                                    2,296,890             1,700,000             3,996,890
                                                                           ------------          ------------          ------------
      Total liabilities and stockholders' equity                           $  6,458,216          $  1,300,000          $  7,758,216
                                                                           ============          ============          ============

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


                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

I.  Extinguishment of Debt Adjustment

The pro forma adjustment to the balance sheet is as follows:

Extinguishment of Debt

To record the conversion of indebtedness of $700,000 to 700,000 shares of Common Stock at $1.00 per share, resulting in the extinguishment of $700,000 of debt and the elimination of corresponding liability.

                                                 Debit            Credit
                                                 -----            ------
Loan payable to principal stockholders         $700,000
         Common Stock                                           $    7,000
         Additional Paid-In Capital                             $  693,000



II.  Offering Adjustment

The pro forma adjustment to the balance sheet is as follows:

Private Placement Offering

To record the sale of 1,000,000 shares of Common Stock at $1.00 per share.

                                               Debit              Credit
                                               -----              ------
Cash                                         $1,000,000
         Common stock                                            $  10,000
         Additional Paid-In Capital                              $ 990,000

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                Howtek, Inc.
                                                 (Company)



Date: June 16, 1998                    By:  /s/  W. Scott Parr
                                            -----------------------------------
                                            W. Scott Parr
                                            President, Chief Executive Officer,
                                            Director


Date: June 16, 1998                    By: /s/  Robert J. Lungo
                                           ------------------------------------
                                           Robert J. Lungo
                                           Vice President Finance,
                                           Chief Financial Officer


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